Variable Portfolio — Partners Small Cap Growth Fund

Supplement dated September 14, 2012

to the Prospectus and Statement of Additional Information (SAI) dated May 1, 2012

TCW Investment Management Company will continue to provide services to its portion of the Fund through November 16, 2012.

Effective on or about November 16, 2012, the following changes are hereby made to the Fund’s prospectus:

The “Principal Investment Strategies of the Fund” in the Summary of the Fund is superseded and replaced as follows”

Under normal market conditions, at least 80% of the Fund’s net assets (including the amount of any borrowings for investment purposes) are invested in the equity securities of small-capitalization companies. Small-capitalization companies are defined as those companies with a market capitalization of up to $2.5 billion, or that fall within the range of the Russell 2000® Growth Index (the Index). The market capitalization range of the companies included in the Index was $31 million to $3.668 billion as of July 31, 2012. The market capitalization range and composition of the Index is subject to change. Up to 25% of the Fund’s net assets may be invested in foreign investments.

The “Principal Risks of Investing in the Fund” in the Summary of the Fund is hereby revised to add the following risk:

Growth Securities Risk.    Growth securities typically trade at a higher multiple of earnings than other types of equity securities. Accordingly, the market values of growth securities may be more sensitive to adverse economic or other circumstances or changes in current or expected earnings than the market values of other types of securities. In addition, growth securities, at times, may not perform as well as value securities or the stock market in general, and may be out of favor with investors for varying periods of time.

The information under “Fund Management” in the Summary of the Fund is superseded and hereby replaced with the following:

FUND MANAGEMENT

Investment Manager:    Columbia Management Investment Advisers, LLC

Subadvisers:    London Company of Virginia, doing business as The London Company (TLC), Palisade Capital Management, L.L.C. (Palisade) and Wells Capital Management Incorporated (WellsCap)

Portfolio Manager	Title	Managed Fund Since

Palisade
Sammy Oh	Managing Director and Senior Portfolio Manager	November 2012

TLC
Stephen M. Goddard, CFA	Portfolio Manager	May 2010
Jonathan T. Moody, CFA	Portfolio Manager	May 2010
J. Wade Stinnette, Jr.	Portfolio Manager	May 2010
J. Brian Campbell, CFA	Portfolio Manager	September 2010
Mark E. DeVaul, CFA, CPA	Portfolio Manager	July 2011

WellsCap
Joseph M. Ebergardy, CFA, CPA	Portfolio Manager	May 2010
Thomas C. Ognar, CFA	Portfolio Manager	May 2010
Bruce C. Olson, CFA	Portfolio Manager	May 2010

The “Principal Investment Strategies of the Fund” in the More Information About the Fund section of the prospectus is superseded and replaced as follows:

Under normal market conditions, at least 80% of the Fund’s net assets (including the amount of any borrowings for investment purposes) are invested in the equity securities of small-capitalization companies. Small-capitalization companies are defined as those companies with a market capitalization of up to $2.5 billion, or that fall within the range of the Russell 2000® Growth Index (the Index). The market capitalization range of the companies included in the Index was $31 million to $3.668 billion as of July 31, 2012. The market capitalization range and composition of the Index is subject to change. Up to 25% of the Fund’s net assets may be invested in foreign investments. The Fund will provide shareholders with at least 60 days’ written notice of any change in the 80% policy.

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Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager) is responsible for the oversight of the Fund’s subadvisers, London Company of Virginia, doing business as The London Company (TLC), Palisade Capital Management, L.L.C. (Palisade) and Wells Capital Management Incorporated (WellsCap) (each, a Subadviser), which provide day-to-day portfolio management of the Fund. Columbia Management, subject to the oversight of the Fund’s Board of Trustees, decides the proportion of the Fund’s assets to be managed by each Subadviser and may change these proportions at any time. Each Subadviser acts independently and uses its own methodology for selecting investments. Each Subadviser employs an active investment strategy.

Palisade

Palisade seeks small companies that have the potential to grow into larger companies, but trade in the market at prices that, based on Palisade’s valuations and estimates, do not reflect the companies’ current or future value. Since the small cap equity market is inherently less efficient than the large cap market, Palisade believes it can gain an informational advantage by conducting comprehensive fundamental research. Palisade emphasizes site visits and direct contact not only with portfolio companies but also with their customers, their suppliers, their competitors, and supply chains. Palisade focuses more on long term business dynamics and less on short term share price momentum or gyrations.

Palisade considers the investment universe to be all companies with market caps within the range of the Russell 2000® Growth Index, primarily those currently below $3 billion. Palisade considers whether the company qualifies as “core growth” or “changing dynamics”. “Changing dynamics” companies are those that Palisade believes are facing particular challenges or do not have earnings, yet are believed to have significant upside based on one or more catalysts identified by the team. While “changing dynamics” stocks often present tantalizing upside opportunity, they are also more prone to disappointments and downside volatility. Therefore, Palisade permits no more than 25% of the portfolio to be invested in “changing dynamics” companies.

Palisade may sell a stock when it achieves a target price determined by Palisade, fundamentals deteriorate, earnings disappoint and/or to invest in more attractive stocks.

WellsCap

WellsCap seeks small-capitalization companies that are in an emerging phase of their growth cycle. WellsCap generally believes these companies have prospects for robust and sustainable growth in earnings and revenue and that they may benefit from positive revisions to expectations for earnings and revenue growth, which may lead to stock outperformance. To find growth and anticipate positive revisions, WellsCap performs fundamental research, emphasizing companies whose management teams have histories of successfully executing their strategies and whose business models appear to have sustainable profit potential. More specifically, WellsCap looks for what is being underappreciated by the market and focuses on the “gap” between their expectation for growth and what the market is discounting. WellsCap may sell a company’s stock when it sees a deterioration in fundamentals that causes it to become suspicious of a company’s prospective growth profile. Depending on the circumstances, WellsCap may also sell or trim a portfolio position when it sees a convergence or narrowing of the gap in growth rate expectations.

TLC

TLC seeks to purchase profitable, financially stable small-capitalization companies that it believes are consistently generating high returns on unleveraged operating capital, run by shareholder-oriented management, and trading at a discount to their respective private market values. Guiding principles of TLC’s small-cap philosophy include, among other things: (1) a focus on cash return on tangible capital, instead of earnings per share, (2) a determination of company value based on an evaluation of cash inflows and outflows discounted by the optimal cost of capital, (3) a focused investment approach (not diversifying excessively), and (4) an overall approach based on low turnover.

TLC utilizes a bottom-up approach in the security selection process. It screens a small-capitalization universe against an internally developed quantitative model, scoring companies along several dimensions including return on capital, earnings to enterprise value ratio, free cash flow yield and tangible book value growth. TLC seeks companies that are trading at a 40% or greater discount to their perceived intrinsic value. TLC looks at a company’s corporate governance structure and management incentives to try to ascertain whether or not management’s interests are aligned with shareholders’ interests. TLC seeks to identify the sources of a company’s competitive advantage as well as what levers management has at its disposal to increase shareholder value. Securities are ultimately added to the Fund when TLC determines that the risk/reward profile of the security has made it attractive to warrant purchase, typically when the security is trading at a low-to-reasonable valuation. TLC generally sells a security to adjust portfolio risk or when it believes: the security has become overvalued and has reached TLC’s price target, the security’s fundamentals have deteriorated, there is significant trading activity by insiders or there is a more promising alternative.

The “Principal Risks of Investing in the Fund” in the More Information About the Fund section of the prospectus is superseded and replaced as follows:

Principal risks associated with an investment in the Fund include:

•	Active Management Risk

•	Foreign Securities Risk

•	Growth Securities Risk

•	Issuer Risk

•	Market Risk

•	Multi-Adviser Risk

•	Quantitative Model Risk

•	Sector Risk

•	Small Company Securities Risk

The description of the Subadviser and Portfolio Managers responsible for the Fund’s day-to-day management, as described under the section “Portfolio Management” in the More Information About the Fund section, is superseded and replaced as follows:

Subadvisers:    Palisade, which has served as a Subadviser to the Fund since November 2012, is located at One Bridge Plaza North, Suite 695, Fort Lee, New Jersey 07024. Palisade, subject to the supervision of Columbia Management, provides day-to-day management of a portion of the Fund’s portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with Columbia Management.

TLC, which has served as a Subadviser to the Fund since May 2010, is located at 1801 Bayberry Court, Suite 301, Richmond, Virginia 23226. TLC, subject to the supervision of Columbia Management, provides day-to-day management of a portion of the Fund’s portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with Columbia Management.

WellsCap, which has served as a Subadviser to the Fund since May 2010, is located at 525 Market Street, San Francisco, California 94105. WellsCap, subject to the supervision of the Columbia Management, provides day-to-day management of a portion of the Fund’s portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with Columbia Management.

Portfolio Managers.    The portfolio manager responsible for the day-to-day portfolio management of the portion of the Fund managed by Palisade is:

Sammy Oh, Senior Portfolio Manager and Managing Director

•	Managing Director and Senior Portfolio Manager at Palisade.
•	Managed the Fund since November 2012.
•

Joined Palisade in February 2009. Prior to Palisade’s acquisition of the AG Asset Management (“AGAM”) growth team, Mr. Oh spent five years as Managing Director and Portfolio Manager at AGAM (formerly known as Forstmann Leff).

•	Began investment career in 1993.
•	B.A. from the Amos Tuck School at Dartmouth University; A.B. from Stanford University.

Portfolio Managers.    The portfolio managers responsible for the day-to-day portfolio management of the portion of the Fund managed by TLC are:

Stephen Goddard, CFA, Portfolio Manager

•	President, Chief Investment Officer and Portfolio Manager at TLC.
•	Managed the Fund since May 2010.
•	Founded TLC in 1994.
•	Began investment career in 1989.
•	BA, Virginia Military Institute; MBA, University of Richmond.

Jonathan Moody, CFA, Portfolio Manager

•	Principal and Portfolio Manager at TLC.
•	Managed the Fund since May 2010.
•	Joined TLC in 2002.
•	Began investment career in 1992.
•	BS, Virginia Military Institute.

J. Wade Stinnette, Portfolio Manager

•	Portfolio Manager at TLC.
•	Managed the Fund since May 2010.
•	Joined TLC in 2008.
•	Prior to joining TLC, was a founding partner of Tanglewood Asset Management since 2002.
•	Began investment career in 1987.
•	BS, Virginia Military Institute.

J. Brian Campbell, CFA, Portfolio Manager

•	Director of Research and Portfolio Manager at TLC.
•	Managed the Fund since September 2010.
•	Joined TLC in 2010.
•	Prior to joining TLC, he was Portfolio Manager and Director of Research at Hilliard Lyons Capital Management.
•	Began investment career in 2000.
•	BBA, University of Kentucky; MBA, Kelly School of Business at Indiana University.

Mark E. DeVaul, CFA, CPA

•	Portfolio Manager at TLC.
•	Managed the Fund since July 2011.
•	Joined TLC as a Portfolio Manager and member of the firm’s investment committee in July, 2011.
•	Prior to joining TLC, spent four years as an equity research analyst with First Union Securities and Salomon Smith Barney, followed by over eight years with Nuveen Investments.
•	CFA charter holder and a member of the CFA Society of Philadelphia. Licensed CPA.
•	BS in Accounting, Liberty University; MBA, University of Notre Dame.

Portfolio Managers.    The portfolio managers responsible for the day-to-day portfolio management of the portion of the Fund managed by WellsCap are:

Joseph M. Eberhardy, CFA, CPA, Portfolio Manager

•	Portfolio Manager at WellsCap.
•	Managed the Fund since May 2010.
•	Joined WellsCap in 2005 as part of WellsCap’s acquisition of Strong Capital Management, which he joined in 1994.
•	Began investment career in 1994.
•	BA, University of Wisconsin-Milwaukee.

Thomas C. Ognar, CFA, Portfolio Manager

•	Portfolio Manager at WellsCap.
•	Managed the Fund since May 2010.
•	Joined WellsCap in 2005 as part of WellsCap’s acquisition of Strong Capital Management, which he joined in 1998.
•	Began investment career in 1993.
•	BS, Miami University; MS, University of Wisconsin, Madison.

Bruce C. Olson, CFA, Portfolio Manager

•	Portfolio Manager at WellsCap.
•	Managed the Fund since May 2010.
•	Joined WellsCap in 2005 as part of WellsCap’s acquisition of Strong Capital Management, which he joined in 1994.
•	Began investment career in 1982.
•	BA, Gustavus Adolphus College.

Effective on or about November 16, 2012, the following changes are hereby made to the Fund’s SAI:

The information in Table 8. Subadvisers and Subadvisory Agreement Fee Schedules regarding Partners Small Cap Growth Fund is superseded and replaced as follows:

Table 8.    Subadvisers and Subadvisory Agreement Fee Schedules

Fund	Subadviser	Parent Company	Fee Schedule
Partners Small Cap Growth Fund	Palisade Capital Management, L.L.C. (Palisade) (effective November 16, 2012)	N/A	0.45% on the first $100 million and 0.40% on the next $100 million
	The London Company (TLC) (effective May 10, 2010)	N/A	0.45% on all asset levels
	Wells Capital Management Incorporated (WellsCap) (effective May 10, 2010)	A	0.48% on all asset levels

A — Wells Capital Management Incorporated is a wholly-owned subsidiary of Wells Fargo Bank, N.A.

The information in Table 10. Portfolio Managers regarding Partners Small Growth Fund is superseded and replaced as follows (the table lead-in information is restated for your convenience):

Portfolio Managers.    For all funds the following table provides information about the funds’ portfolio managers as of Dec. 31, 2011, unless otherwise noted. All shares of the Variable Portfolio funds are owned by life insurance companies and Qualified Plans, and are not available for purchase by individuals. Consequently no portfolio manager owns any shares of Variable Portfolio funds.

Table 10.    Portfolio Managers

Other Accounts Managed (excluding the fund)
Fund	Portfolio Manager	Number and type of account(a)	Approximate Total Net Assets		Performance Based Accounts(b)	Potential Conflicts of Interest	Structure of Compensation
Partners Small Cap Growth Fund	Palisade:
	Sammy Oh	2 RICs 1 PIVs 9 other accounts	$ $ $	271.6 million 96.9 million 477.6 million	2 other accounts ($218.4 million)	(1)	(A	)
TLC:
	Stephen M. Goddard	1 RICs 107 other accounts	$ $	80.0 million 496.0 million	2 other accounts ($3.5 M)
	Jonathan T. Moody	2 RICs 1140 other accounts	$ $	300.0 million 754.0 million	None	(2)	(B	)
	J. Wade Stinnette, Jr.	492 other accounts		$173.0 million	None
	J. Brian Campbell	1,005 other accounts		$495 million	None
	Mark E. DeVaul	23 other accounts		$16.0 million	None
WellsCap:
	Joseph M. Eberhardy	9 RICs		$10.63 billion
	Thomas C. Ognar	3 PIVs 46 other accounts	$ $	318.3 million 1.23 billion	1 other account ($219 M)	(3)	(C	)
Bruce C. Olson

(a)	RIC refers to a Registered Investment Company; PIV refers to a Pooled Investment Vehicle.
(b)	Number of accounts for which the advisory fee is paid is based in part or wholly on performance and the aggregate net assets in those accounts.

Potential Conflicts of Interest

(1)

Palisade: Like every investment adviser, Palisade is confronted with conflicts of interest when providing investment management services to multiple accounts with different fee structures. Palisade receives both asset-based and performance-based fees for managing two other accounts in the same strategy as the Fund. Palisade has adopted and implemented policies and procedures intended to address conflicts of interest relating to the management of multiple accounts, including accounts with multiple fee arrangements, and the allocation of investment opportunities. Palisade generally employs a “block” trading and pro-rata allocation procedure to avoid conflicts between similarly managed accounts. Palisade reviews investment decisions for the purpose of ensuring that all accounts with substantially similar investment objectives are treated equitably. The performance of similarly managed accounts is also regularly compared to determine whether there are any unexplained significant discrepancies. In addition, Palisade’s procedures relating to the allocation of investment opportunities require that similarly managed accounts participate in investment opportunities pro rata based on asset size, using equivalent investment weightings, giving consideration to client restrictions, liquidity requirements, and available cash in the accounts, and require that, to the extent orders are aggregated, the client orders are price-averaged. Finally, Palisade’s procedures require the objective allocation for limited opportunities (such as initial public offerings and private placements) to ensure fair and equitable allocation among accounts. These areas are monitored by Palisade’s Chief Compliance Officer and the entire Palisade compliance department. Palisade has a Conflicts of Interest Committee to address any potential conflicts among its investment portfolios. Whenever a portfolio manager, analyst, or trader has a question concerning a conflict regarding allocation of investment opportunities, such conflict is directed to a member of the Committee. The available members of the Committee can meet or conference quickly to resolve issues.

(2)	TLC: As an investment advisor, London Company understands that certain conflicts of interest may arise when managing multiple accounts. TLC has adopted policies and procedures intended to minimize the effects of any conflicts. Though the Portfolio Managers have a general model they follow based on common account objectives, each account is managed individually. Every effort is made to block trades and allocate executed trades on a pro-rata basis. However, due to the firm’s desire to manage accounts on a case by case basis, there are times when a security may be bought in one account and not other accounts. Portfolio managers look at each account on an individual basis and when a trade order is given, the manager cannot always control that an order for that security may have been given in the recent past or will be given in the immediate future for that same security in another account. As a result, while every effort will be made to maintain fair and equitable allocation, the portfolio manager may supply trade directives for the same security over the course of several days as he adjusts account positions for each account.

(3)	WellsCap: Wells Capital Management’s portfolio managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, Wells Capital Management has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

Structure of Compensation

(A)	Palisade: Palisade’s investment professionals each receive a fixed base salary based on his or her experience and responsibilities, as well as revenue sharing. The revenue sharing arrangement rewards investment professionals based on the results of their individual contributions to the portfolio. A percentage of the revenue from the accounts managed, including the Fund, is allocated to the portfolio management team. This amount is then adjusted based on the 1- and 3-year performance of the small/smid growth equity strategy’s investment returns relative to both the applicable benchmark and the peer group. Compensation is also based, in part, on the growth of the assets in the product. The resulting amount is subsequently allocated to team members based on individual performance. Palisade believes this factor helps align the interests of the investment teams and the Fund’s shareholders and promotes long-term performance goals. Management has the ability to increase the amount of incentive compensation paid at its own discretion.

(B)	TLC: Portfolio Manager compensation is comprised of a base salary and an annual cash bonus. The annual cash bonus is determined by the individual and firm performance.

(C)	WellsCap: The compensation structure for Wells Capital Management’s portfolio managers includes a competitive fixed base salary plus variable incentives (Wells Capital Management utilizes investment management compensation surveys as confirmation). Incentive bonuses are typically tied to relative investment performance of all accounts under his or her management within acceptable risk parameters. Relative investment performance is generally evaluated for 1, 3, and 5 year performance results, with a predominant weighting on the 3- and 5-year time periods, versus the relevant benchmarks and/or peer groups consistent with the investment style. This evaluation takes into account relative performance of the accounts to each account’s individual benchmark and/or the relative composite performance of all accounts to one or more relevant benchmarks consistent with the overall investment style. Research analysts are evaluated on the overall team’s relative investment performance as well as the performance and quality of their individual research.

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